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                                                                 EXHIBIT 10.4(e)

               FOURTH AMENDMENT TO REVOLVING CREDIT LOAN AGREEMENT

         THIS FOURTH AMENDMENT TO REVOLVING CREDIT LOAN AGREEMENT (the "Amendment") is entered into this 19th day of May, 2003, by and between SUNTRUST BANK, a Georgia state banking corporation (the "Lender"), and CENTRAL FREIGHT LINES, INC., a Texas corporation (the "Borrower").

                                   RECITALS:

         A. Borrower and Lender entered into that certain Revolving Credit Loan Agreement dated April 30, 2002, as most recently amended by that certain Third Amendment to Revolving Credit Loan Agreement dated March 21, 2003, and as such may be further amended and/or restated in the future (the "Loan Agreement"),

         B. The Borrower and the Lender desire to amend the Loan Agreement as set forth herein.

         C. Terms not defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

         NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations herein, the parties hereto agree that the Loan Agreement is hereby amended and modified as follows:

         Section 1.        The definition of "Maturity Date" set forth in
Section 1.1 of the Loan Agreement is hereby amended and restated as follows:

                  "MATURITY DATE" shall mean June 30, 2004.

         Section 2.        The definition of "Revolving Commitment" set forth in
Section 1.1 of the Loan Agreement is hereby amended and restated as follows:

                  "REVOLVING COMMITMENT" shall mean the obligation of the Lender to make Advances to the Borrower, subject to Section 2.1 hereof, in an aggregate principal amount not exceeding $19,000,000.

         Section 3. The definition of "Revolving Credit Note" set forth in Section 1.1 of the Loan Agreement is hereby amended and restated as follows:

                  "REVOLVING CREDIT NOTE" shall mean that certain $8,000,000 Revolving Credit Note issued by Borrower to the order of Lender dated April 30, 2002, as most recently amended by that certain Third Amendment to Revolving Credit Note dated May 19th, 2003 whereby the principal amount of the note was increased to $19,000,000, and as such may be further amended and/or restated in the future. The Revolving Credit Note may periodically be referred to herein as the "NOTE."

         Section 4. All other references to the amount of the Revolving Commitment and the principal amount of the Revolving Credit Note, as set forth in the Loan Agreement, are hereby amended to conform to Sections 2 and 3 hereof.

         Section 5. In connection with the execution of this Amendment, Borrower shall pay to Lender a fee equal to $50,000.

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         Section 6.        Except as provided herein, the Loan Agreement shall
remain unamended in full force and effect.

         Section 7. This modification shall be governed by and construed in accordance with the laws of the State of Tennessee.

         IN WITNESS WHEREOF, the undersigned by and through their duly authorized officers hereby execute this Amendment as of the day and date first set forth above.

                                    BORROWER:

                                    CENTRAL FREIGHT LINES, INC.

                                    By: /s/ Jeff Hale
                                        ----------------------------------------

                                    Title: CFO

                                    LENDER:

                                    SUNTRUST BANK

                                    By: /s/ Ned Spitzer
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                                    Title: Vice President